Nationwide Life Insurance Company: • Nationwide Variable Account – II • Nationwide Variable Account – 7 • Nationwide Variable Account – 9

Prospectus supplement dated March 4, 2010

to Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective March 12, 2010, the following sub-account has merged into a new sub-account as indicated below:

Old Sub-account	Merged Sub-account
Federated Insurance Series – Federated Clover Value Fund II: Service Shares	Federated Insurance Series – Federated Capital Appreciation Fund II: Service Shares

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215
1-800-848-6331
TDD: 1-800-238-3035